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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         DATE OF REPORT: APRIL 24, 1998
                        (Date of earliest event reported)




                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)




MARYLAND                   COMMISSION FILE NO. 1-12616               38-2730780
(State of Organization)                                  (IRS Employer I.D. No.)



                              31700 MIDDLEBELT ROAD
                                    SUITE 145
                        FARMINGTON HILLS, MICHIGAN 48334
                    (Address of principal executive offices)



                                 (248) 932-3100
              (Registrant's telephone number, including area code)




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ITEM 5.         OTHER EVENTS.


         On April 24, 1998, the Board of Directors of Sun Communities, Inc. (the "Company") declared a dividend distribution of one right for each outstanding share of Common Stock,. $0.01 par value, of the Company. The distribution is payable on June 9, 1998 to stockholders or record as of the close of business on June 8, 1998. Each right entitles the registered holder to purchase from the Company one one-hundredth of a share of Junior Participating Preferred Stock at a price of $125 per one-hundredth of a share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement between the Company and State Street Bank and Trust Company which is filed as Exhibit
99.1 hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS


                99.1 Rights Agreement, dated as of April 24, 1998, between Sun Communities, Inc. and State Street Bank and Trust Company




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  SUN COMMUNITIES, INC., a Maryland corporation




Date:  May 27, 1998         By:   /s/ Jeffrey P. Jorissen
                                  --------------------------
                                   Jeffrey  P.  Jorissen,
                                   Senior  Vice   President,   Treasurer,
                                   Chief Financial Officer, and Secretary






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                                  EXHIBIT INDEX

Exhibit                                                                            Filed
Number             Description                                                    Herewith
--------           ------------                                                   --------
    99.1           Rights Agreement,  dated as of April 24, 1998, between Sun
                   Communities,  Inc. and State Street Bank and Trust Company
                   (Incorporated   by   reference  to  Exhibit  99.1  of  the
                   Company's  Registration  Statement  on Form  8-A  filed
                   even date herewith)








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